                                                                   EXHIBIT 10.19

                  SECOND AMENDMENT AND MODIFICATION AGREEMENT



     SECOND AMENDMENT AND MODIFICATION AGREEMENT dated as of November 20, 1996 (this "Amendment") by and among STERLING SOFTWARE, INC., a Delaware corporation (the "Company"); the direct and indirect subsidiaries of the Company listed on the signature pages hereto (collectively, the "Sterling Subsidiaries"); THE FIRST NATIONAL BANK OF BOSTON, BANK ONE, TEXAS, NATIONAL ASSOCIATION, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (collectively, the "Banks"); and THE FIRST NATIONAL BANK OF BOSTON, as Agent (the "Agent") for the Banks, amending certain provisions of the Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of August 24, 1995 (as heretofore amended, the "Agreement") among the Company, the Banks and the Agent and the other Loan Documents (as defined in the Agreement). Terms not otherwise defined herein which are defined in the Agreement shall have the respective meanings assigned to such terms in the Agreement.

     WHEREAS, the Company has requested that the Agent and the Banks amend certain provisions of the Agreement;

     WHEREAS, upon the terms and subject to the conditions contained herein, the Agent and the Banks are willing to amend such provisions of the Credit Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Agreement, the other Loan Documents and this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.  Amendment of (S)9.9 of the Agreement.  Section 9.9(e) of the
            ------------------------------------
Agreement is hereby deleted in its entirety, and the following new subsection
(e) is hereby substituted in lieu thereof:

            "(e) Sales of Sterling Accounts Receivable pursuant to the Sterling Accounts Receivable Agreements (i) with respect to sales of such Sterling Accounts Receivable pursuant to or in connection with which the Company or any of its Subsidiaries incurs Indebtedness, in an aggregate amount outstanding at any time not to exceed $35,000,000, and (ii) with respect to all other sales of any Sterling Accounts Receivable, in an aggregate amount outstanding at any time not to exceed $75,000,000;"

     (S)2.  Amendment of (S)10.2 of the Agreement.  Section 10.2 of the
            -------------------------------------
Agreement is hereby amended by deleting the period (".") at the end thereof and substituting in lieu thereof the following text:

     "; provided, however, that for purposes of calculating the ratio of
        --------  -------
     Operating Cash Flow to Interest Charges for the fiscal quarter of the Company ending September 30, 1996, cash taxes paid by the Company during such fiscal quarter in an amount not to exceed $43,500,000 shall not be deducted from the calculation of Operating Cash Flow."

     (S)3.  Replacement of Schedules 1.3, 1.6, 5.2 and 5.6 to the Agreement.
            ---------------------------------------------------------------
Schedules 1.3, 1.6, 5.2, and 5.6 to the Agreement are hereby deleted in their
-------------  ---  ---      ---
entirety, and Schedules 1.3, 1.6, 5.2, and 5.6 attached hereto are respectively
              -------------  ---  ---      ---
substituted in lieu thereof.

     (S)4.  Conditions To Effectiveness.  This Amendment shall be deemed to be
            ---------------------------
effective as of September 30, 1996 (the "Effective Date") upon the Agent's receipt on or before November 20, 1996, of facsimile copies of original counterparts (to be followed promptly by original counterparts) or original counterparts of this Amendment, duly executed by each of the Company, the Sterling Subsidiaries, the Agent and the Banks.

     (S)5.  Representations and Warranties; No Default; Authorization.  Each of
            ---------------------------------------------------------
the Company and the Sterling Subsidiaries hereby represents and warrants to each of the Agent and the Banks as follows:

            (a) Each of the representations and warranties of the Company and the Sterling Subsidiaries contained in the Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

            (b) This Amendment has been duly authorized, executed and delivered by the Company and each of the Sterling Subsidiaries, and shall be in full force and effect upon the satisfaction of the conditions set forth in (S)4 hereof, and the agreements of the Company and each of the Sterling Subsidiaries, contained herein, in the Agreement, as herein or heretofore amended, or in the other Loan Documents, as heretofore amended, respectively constitute the legal, valid and binding obligations of the Company and each of the Sterling Subsidiaries, party hereto or thereto, enforceable against the Company or such Sterling Subsidiary, in accordance with their respective terms; and

            (c) Sterling Software (United States of America), Inc. has previously been merged into the Company, with the Company as the surviving entity, and accordingly is no longer a guarantor under the Guaranty or a Sterling Subsidiary.

     (S)6.  Ratification, Etc.  Except as expressly amended hereby, the
            -----------------
Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Agreement or such other Loan Documents or in any related agreement or instrument to the Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby, pursuant to the provisions of the Agreement.

     (S)7.  No Implied Waiver, Etc.  Except as expressly provided herein,
            ----------------------
nothing contained herein shall constitute a waiver of, impair or otherwise affect any of the Obligations, any other obligations of the Company or any of the Sterling Subsidiaries or any right of the Agent or the Banks consequent thereon. The waivers and consents provided herein are limited strictly to their terms. Neither the Agent nor any of the Banks shall have any obligation to issue any further waiver or consent with respect to the subject matter hereof or any other matter.

     (S)8.  Counterparts.  This Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)9.  Governing Law.  THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY
            -------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CHOICE OR CONFLICTS OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


                                 THE FIRST NATIONAL BANK
                                   OF BOSTON, individually
                                   and as Agent



                                 By:
                                    -------------------------------
                                    Title:


                                 BANK ONE, TEXAS, NATIONAL
                                   ASSOCIATION



                                 By:
                                    -------------------------------
                                    Title:



                                 BANK OF AMERICA NATIONAL
                                   TRUST AND SAVINGS
                                   ASSOCIATION



                                 By:
                                    -------------------------------
                                    Title:



                                 STERLING SOFTWARE, INC.



                                 By:
                                    -------------------------------
                                    Title:

Each of the undersigned hereby acknowledges the foregoing Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Agreement, as so amended, and the other Loan Documents, as so amended.


                                 STERLING SOFTWARE (U.S.), INC.



                                 By:
                                    -------------------------------
                                    Title:



                                 STERLING SOFTWARE
                                   (SOUTHERN), INC.



                                 By:
                                    -------------------------------
                                    Title:



                                 STERLING SOFTWARE
                                   (U.S.A.), INC.



                                 By:
                                    -------------------------------
                                    Title:



                                 STERLING SOFTWARE
                                   INTERNATIONAL, INC.



                                 By:
                                    -------------------------------
                                    Title:



                                 STERLING SOFTWARE LEASING
                                   COMPANY



                                 By:
                                    -------------------------------
                                    Title:

                                 STERLING SOFTWARE (U.S. OF
                                   AMERICA), INC.



                                 By:
                                    -------------------------------
                                    Title:

                         Schedule 1.3 to the Agreement
                         -----------------------------

                           Non-Guarantor Subsidiaries
                           --------------------------


                                      State of
Company                              Incorporation      Chief Executive Office
------                               -------------      ----------------------
Sterling Software (Midwest), Inc.    Delaware                   Ohio

Southwest Beta Services              Delaware                   Texas

Sterling ZeroOne, Inc.               Delaware                   California

ZeroOne Systems, Inc.                Delaware                   Texas

Systems Center, Inc.                 Wyoming                    Texas

Data Management Information          Delaware                   Virginia

NetMaster, Inc.                      Delaware                   Virginia

Matesys Corporation                  California                 Texas

IWK Corporation                      Delaware                   Texas

Sterling Software International
   (Australia) Limited               Delaware                   Texas

Sterling Software (Eastern), Inc.    Delaware                   Texas

                         Schedule 1.6 to the Agreement
                         -----------------------------

                             Sterling Subsidiaries
                             ---------------------


                                         State of         Location of Chief
                Company                Incorporation      Executive Office
                -------                -------------      ----------------
Sterling Software (U.S.), Inc.         Delaware           Virginia
Sterling Software (Southern), Inc.     Georgia            Georgia
Sterling Software International, Inc.  Delaware           Texas
Sterling Software Leasing Company      Delaware           Texas
Sterling Software (U.S. of America),   Delaware           Virginia
 Inc.
Sterling Software (U.S.A.), Inc.       California         California

                         Schedule 5.2 to the Agreement
                         -----------------------------
                     Subsidiaries of the Sterling Companies
                     --------------------------------------

Domestic Subsidiaries
---------------------

1.  Owned by the Company.
    --------------------


                             Authorized                      Issued
Subsidiary                   Capital (Class)                 Shares
----------                   --------------                  ------
Sterling Software            50,000 (Common)                 1,000
 (Midwest), Inc.
Sterling Software (U.S.),    1,000 (Common)                  1,000
 Inc.
Systems Center, Inc.         1,000 (Common)                  1,000
 (Wyoming)
Sterling Software            50,000 (Common)                 1,000
 International, Inc.
Sterling Software Leasing    10,000 (Common)                 1,000
 Company
Sterling ZeroOne, Inc.       50,000 (Common)                 1,000
Sterling Software            25,000 (Common)                   995
 (U.S.A.), Inc.
ZeroOne Systems, Inc.        50,000 (Common)                 1,000
Sterling Software            10,000 (Common)                 1,000
 (Southern), Inc.
                             1,000 (Preferred)                   0
Sterling Software            1,000 (Common)                      0
 (Southwest), Inc.
Southwest Beta Services,     1,000 (Common)                  1,000
 Inc.
Sterling Software (U.S. of   5,000 (Common)                  1,000
 America), Inc.
Sterling Software            10,000 (Common)                 1,000
 (Eastern), Inc.             1,000 (Preferred)                   0

Sterling Software            50,000 (Common)                 1,000
 International
  (Australia) Limited

2.  Owned by Sterling Software (Southern), Inc.
    ------------------------------------------


                             Authorized                      Issued
Subsidiary                   Capital (Class)                 Shares
----------                   --------------                  ------
IWK Corporation              1,000 (Common)                      0


3.  Owned by Matesys Mathematics Systems, S.A.
    ------------------------------------------


                             Authorized                      Issued
Subsidiary                   Capital (Class)                 Shares
----------                   ---------------                 ------
Matesys Corp.                1,000,000                       65,000



4.  Foreign Subsidiaries*
    --------------------
                                                             Place of
                                                          Incorporation
                                                          -------------
Sterling Software (Pacific) Pty Limited                     Australia
Sterling Software (Australia) Pty Limited                   Australia
Systems Center Pty Limited                                  Australia
Systems Center Handelgesellschaft M.B.H.                    Austria
KnowledgeWare G.M.B.H.                                      Austria
Sterling Software (Benelux) NV                              Belgium
Sterling Software (Benelux) BVBA                            Belgium
Systems Center BVBA                                         Belgium
Sterling Software do Brasil Ltda.**                         Brazil
Sterling Software do Brasil Participacoes Ltda.             Brazil
Sterling Software (Canada), Inc.                            Canada
Sterling International Finance, Inc.                        British W. Indies
Sterling Software Denmark (Branch Office of                 Denmark
  Sterling Software, Sweden AB)
KnowledgeWare AB, filial i Finland (Branch Office of        Finland
  Sterling Software AB)
Matesys Mathematics Systems S.A.                            France
Sterling Software France II                                 France
Sterling Software International (France) SARL               France
Sterling Software (France) SA                               France
VM Software SARL                                            France
Sterling Software GMBH                                      Germany


* All such subsidiaries are directly or indirectly 100% owned by Sterling Software, Inc., except for certain de minimis shares held by employees or local residents as nominee shareholders or as otherwise provided below.
**  49% ownership by Sterling Software do Brasil Participacoes Ltda.

Systems Center Limited                                      Hong Kong
KnowledgeWare (Far East) Limited                            Hong Kong
Sterling Software (Israel), Ltd.                            Israel
KnowledgeWare SRL                                           Italy
Sterling Software (Italia) SRL                              Italy
Sterling Software (Japan) Ltd.                              Japan
Sterling Software (Netherlands) B.V.                        Netherlands
SCI Systems Center Netherlands/
Sterling Software (Netherlands) (Branch of                  Netherlands
Sterling Software (Benelux) NV)
Sterling Software (Australia) PTY Limited                   New Zealand
(New Zealand Branch)
Sterling Software (New Zealand) Limited                     New Zealand
Sterling Software (Scandinavia) AS                          Norway
Systems Center AS                                           Norway
KnowledgeWare (Norway)                                      Norway
Condessa Gestao E Investimentos Lda                         Portugal
Sterling Software (Portugal) - Informatica, Lda             Portugal
Sterling Software (Singapore) PTE Ltd.                      Singapore
Sterling Aplicaciones Informaticas (Espana), S.A.           Spain
KnowledgeWare AB                                            Sweden
Sterling Software AB                                        Sweden
Sterling Software (Switzerland) AG                          Switzerland
Sterling Software International (U.K.) Limited              United Kingdom
Sterling Software (U.K.) Holdings, Ltd.                     United Kingdom
Sterling Software (U.K.) Limited                            United Kingdom
Sterling Software (U.K.) II Limited                         United Kingdom
VM Software (UK) Limited                                    United Kingdom
Systems Center Limited                                      United Kingdom
Sterling Software (Virgin Islands), Inc.                    Virgin Islands

                         Schedule 5.6 to the Agreement
                         -----------------------------
     Mailing Addresses of the Company and each of the Sterling Subsidiaries
     ----------------------------------------------------------------------


Sterling Software, Inc.
8080 N. Central Expressway, Suite 1100
Dallas, Texas 75206

Sterling Software (U.S.), Inc.
1650 Tysons Blvd., Suite 800
McLean, Virginia 22102-3915

Sterling Software (Southern), Inc.
3340 Peachtree Road, N.E., Suite 1100
Atlanta, Georgia 30326

Sterling Software International, Inc.
8080 N. Central Expressway, Suite 1100
Dallas, Texas 75206

Sterling Software Leasing Company
8080 N. Central Expressway, Suite 1100
Dallas, Texas 75206

Sterling Software (U.S. of America), Inc.
1800 Alexander Bell Drive
Reston, Virginia 22091

Sterling Software (U.S.A.), Inc.
11050 White Rock Road, Suite 100
Rancho Cordova, California 95670